Exhibit 4.1

COMMON STOCK
NUMBER
APOG

apogee
enterprises, inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

COMMON STOCK
SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 037598 10 9

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.33⅓ PER SHARE PAR VALUE, OF

APOGEE ENTERPRISES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

APOGEE ENTERPRISES, INC.
CORPORATE
SEAL
MINNESOTA

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – __________ Custodian __________
(Cust) (Minor)
under Uniform Transfers to Minors
Act __________
(State)

Additional abbreviations may also be used though not in above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

______________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________

______________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.